UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2009

Petrosearch Energy Corporation
 (Exact name of registrant as specified in its charter)

Nevada	000-51488	20-2033200
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

675 Bering Drive, Suite 200, Houston, TX	77057
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area codeL713) 961-9337

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On March 30, 2009, Petrosearch Energy Corporation, a Nevada corporation ( the “Company” or “Petrosearch”), Double Eagle Petroleum Co., a Maryland corporation ( “Double Eagle”), and DBLE Acquisition Corporation, a Nevada corporation and wholly-owned subsidiary of the Double Eagle (“Merger Sub”) entered into an Agreement and Plan of Merger (the “Agreement”), whereby Merger Sub will merge with and into Petrosearch and Petrosearch shall become a wholly-owned subsidiary of Double Eagle (the “Merger”).  The Agreement and the Merger were unanimously approved by the Special Acquisition Committee of Petrosearch’s Board of Directors and unanimously approved by the Board of Directors, other than Richard Dole, who abstained from voting,

At the effective time of the Merger, each outstanding share of Petrosearch’s common stock (“Petrosearch Common Stock”) and each outstanding share of Petrosearch’s preferred stock, on an as-converted basis (“Petrosearch Preferred Stock”, collectively with Petrosearch Common Stock, the “Petrosearch Capital Stock”), will be converted automatically into the right to receive that number of shares of common stock of Double Eagle (“Double Eagle Common Stock”) equal to the “Exchange Ratio”.

The “Exchange Ratio” shall equal the quotient of: (A) the “Aggregate Stock Consideration”, which shall equal 1,792,741 shares of Double Eagle Common Stock, unless adjusted as described below; divided by (B) the sum of (I) the issued and outstanding shares of Petrosearch Common Stock as of March 30 2009 (41,340,584 shares), (II) the issued and outstanding shares of Petrosearch Preferred Stock, on an as converted basis (52,067 shares), and (C) the number of shares of Petrosearch Common Stock issuable as of the closing date upon exercise of any outstanding Petrosearch warrants that exceeds 750,000 shares of Petrosearch Common Stock (27,380 as of the date of the Agreement).  “Aggregate Stock Consideration” means 1,792,741 shares of Double Eagle Common Stock; provided, however, if the Double Eagle Closing Stock Price (defined below) is greater than $6.25, then the Aggregate Stock Consideration shall be adjusted to equal $11,000,000 divided by the Double Eagle Closing Stock Price (the “Aggregate Stock Consideration as Adjusted for Double Eagle Stock Price”).  The Aggregate Stock Consideration as Adjusted for Double Eagle Closing Stock Price may not be less than 1,100,000 shares of Double Eagle Common Stock.  The “Double Eagle Closing Stock Price” shall equal the dollar volume-weighted average price of the Double Eagle Common Stock over the 20 trading days ending on the third trading day preceding the closing of the Merger.

If at the effective time the Double Eagle Closing Stock Price is below $4.75 per share, an aggregate cash payment, in addition to the Aggregate Stock Consideration, will be made to the holders of Petrosearch Capital Stock receiving Double Eagle Common Stock equal to (A) $4.75 minus the greater of (I) the Double Eagle Closing Stock Price or (II) $4.00, multiplied (B) by the Aggregate Stock Consideration (the “Aggregate Cash Consideration”).  If Double Eagle is required to pay any Aggregate Cash Consideration, then each holder of Petrosearch Capital Stock shall be entitled to receive a portion of the Aggregate Cash Consideration equal to (X) the number of shares of Double Eagle Common Stock that the holder of Petrosearch Capital Stock is entitled to receive, multiplied by (Y) $4.75 less the greater of (I) the Double Eagle Closing Stock Price or (II) $4.00.

In the event that there is any shortfall in the working capital of Petrosearch below $8,750,000 as of a date five business days prior to the effective time (the “Final Working Capital Shortfall”), an adjustment equal to such Final Working Capital Shortfall shall be made to the aggregate consideration as follows: (A) first as an offset to any Aggregate Cash Consideration; or (B) if there is no Aggregate Cash Consideration or the Final Working Capital Shortfall is greater than the Aggregate Cash Consideration , then the Aggregate Stock Consideration, or, if applicable, the Aggregate Stock Consideration as Adjusted for Double Eagle Stock Price, shall be adjusted to equal (I) $11,000,000 less the Final Working Capital Shortfall, divided by (II) $11,000,000, and multiplied by (III) the Aggregate Stock Consideration, or if applicable, the Aggregate Stock Consideration as Adjusted for Double Eagle Stock Price (the “Aggregate Stock Consideration as Adjusted for Working Capital Shortfall”).

In addition, at the effective time, all outstanding Petrosearch warrants shall be assumed by Double Eagle (each such warrant, an “Assumed Warrant” and collectively the “Assumed Warrants”).  Each Assumed Warrant will continue to have, and be subject to, the same terms and conditions of such Assumed Warrant immediately prior to the effective time, except that (i) each Assumed Warrant will be exercisable (or will become exercisable in accordance with its terms) for that number of whole shares of Double Eagle Common Stock equal to the product of the number of shares of Petrosearch Common Stock that were issuable upon exercise of such Assumed Warrant immediately prior to the effective time multiplied by the Exchange Ratio, rounded down to the nearest whole number of shares of Double Eagle Common Stock and (ii) the per share exercise price for the shares of Double Eagle Common Stock issuable upon exercise of such Assumed Warrant will be equal to the quotient determined by dividing the exercise price per share of Petrosearch Common Stock at which such Assumed Warrant was exercisable immediately prior to the effective time by the Exchange Ratio, rounded up to the nearest whole cent.

For example purposes only, assuming that (i) there is no adjustment to the Aggregate Stock Consideration, that the Double Eagle Closing Stock Price is greater than $4.75 but less than $6.25, (ii) there are no shares of Petrosearch Common Stock issuable as of the closing date upon exercise of any outstanding Petrosearch warrants above 750,000 shares, and (iii) there is no Final Working Capital Shortfall, then the Exchange Ratio would be equal to approximately 0.0433.

Following the Merger, Double Eagle will continue to be listed on the NASDAQ Stock Market, and Richard Dole will continue to serve as Chairman of the Board, President and Chief Executive Officer of Double Eagle. The Board of Directors of Double Eagle will consist of five directors, four existing directors of Double Eagle and one future director to be designated by Petrosearch.

Petrosearch, Double Eagle and Merger Sub have made representations, warranties and covenants in the Agreement, including, among others, the covenant of Petrosearch to conduct its businesses in the ordinary course between the execution of the Agreement and the consummation of the Merger. Petrosearch also has agreed to additional covenants, including, among others, covenants, subject to certain exceptions, (1) not to solicit proposals regarding alternative business combination transactions, (2) not to enter into discussions concerning, or provide confidential information in connection with, alternative business combination transactions, (3) not to approve or recommend any alternative business combination transaction proposals, (4) to cause a common stockholder meeting to be held to consider approval of the Merger and (5) for its Board of Directors to recommend approval of the Agreement by Petrosearch’s common and preferred stockholders.

Completion of the Merger is conditioned upon, among other things, adoption of the Agreement by Petrosearch’s common and preferred stockholders and the accuracy of representations and warranties (subject to materiality exceptions) as of the date of the Agreement and the closing date of the Merger, and the performance by the parties in all material respects of their covenants under the Agreement.

The Agreement contains various termination rights for both parties, including:

(a)           by mutual agreement of the parties;
(b)           by any party if: (i) the effective time has not occurred before 5:00 p.m. (Mountain Time) on August 31, 2009 (except in certain limited circumstances); (ii) there is a final nonappealable order of any governmental entity in effect preventing consummation of the Merger; or (iii) there shall be any law or order enacted or deemed applicable to the Merger that would make consummation of the Merger illegal;
(c)           by Double Eagle and Merger Sub, if there shall be any action taken, or any law or order enacted or deemed applicable to the Merger, by any governmental entity or regulatory authority, that would: (i) prohibit Double Eagle’s or the Merger Sub’s ownership or operation of all or any portion of the business of Petrosearch, or (ii) compel Double Eagle or Merger Sub to dispose of or hold separate all or a portion of the assets and properties of Petrosearch as a result of the Merger;
(d)           by Double Eagle, if there has been a material breach of any representation, warranty, covenant or agreement by Petrosearch and Petrosearch has not cured such breach within five (5) business days after notice of such breach is delivered to Petrosearch; provided, however, that, no cure period shall be required for a breach that by its nature cannot be cured;
(e)           by Petrosearch if there has been a material breach of any representation, warranty, covenant or agreement by Double Eagle or Merger Sub and Double Eagle has not cured such breach within five (5) business days after notice of such breach is delivered to Double Eagle; provided, however, that no cure period shall be required for a breach that by its nature cannot be cured;
(f)            by Double Eagle or Petrosearch, if the Petrosearch stockholders do not approve the Merger by the requisite votes;
(g)           by Petrosearch, if Petrosearch has received a Superior Proposal (as defined in the Agreement) and paid a $300,000 termination fee to Double Eagle; or
(h)           by Petrosearch, if the Double Eagle Stock Price is less than $3.00 per share.

Upon termination of the Agreement under paragraph (d) or (g) above, Petrosearch will be required to pay Double Eagle a termination fee of $300,000.

Investors are cautioned that the representations, warranties and covenants included in the Agreement were made by Petrosearch, on the one hand, and Double Eagle and Merger Sub, on the other hand, to each other. These representations, warranties and covenants were made as of specific dates and only for purposes of the Agreement and are subject to important exceptions and limitations, including a contractual standard of materiality different from that generally relevant to investors, and are qualified by information in confidential disclosure schedules that the parties exchanged in connection with the execution of the Agreement. In addition, the representations and warranties may have been included in the Agreement for the purpose of allocating risk between Petrosearch and Double Eagle, rather than to establish matters as facts. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Agreement, which subsequent information may or may not be fully reflected in the public disclosures of Double Eagle or Petrosearch.

The Agreement is described in this Current Report on Form 8-K and attached as Exhibit 2.1 hereto only to provide you with information regarding certain material terms and conditions and, except for its status as a contractual document that establishes and governs the legal relationship among the parties thereto with respect to the Merger, not to provide any other factual information regarding Petrosearch, Double Eagle or their respective businesses or the actual conduct of their respective businesses during the pendency of the Agreement. You should not rely on the representations and warranties in the Agreement as characterizations of the actual state of facts about Petrosearch,  Double Eagle, Merger Sub or any other person. Furthermore, you should not rely on the covenants in the Agreement as actual limitations on the business of Petrosearch, because Petrosearch may take certain actions that are either expressly permitted in the Agreement or as otherwise consented to by Double Eagle, which consent may be given without notice to the public.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is filed as Exhibit 2.1 hereto and is incorporated into this Current Report on Form 8-K by reference. The Agreement provides further information regarding the terms of the Merger.

Voting Agreement

In connection with the Agreement, each of the directors and executive officers of Petrosearch  entered into a voting agreement with Double Eagle, dated as of March 30, 2009 (the “Voting Agreement”). The Voting Agreement provides that each affiliate will vote his shares in favor of the approval and adoption of the Agreement and not dispose or pledge, except for limited circumstances, their Petrosearch Capital Stock. The Voting Agreement terminates if the Agreement is terminated or upon mutual consent of Double Eagle and the affiliate. The foregoing description of the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Voting Agreement, which is filed as Exhibit 2.2 and is incorporated into this Current Report on Form 8-K by reference.

Additional Information and Where to Find It

In connection with the proposed Merger, Double Eagle will file a registration statement, which will include a proxy statement of Petrosearch and other materials, with the Securities and Exchange Commission (the “SEC”). PROSPECTIVE INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS AND THE OTHER MATERIALS REGARDING THE PROPOSED MERGER WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PETROSEARCH, DOUBLE EAGLE AND THE PROPOSED MERGER. Prospective investors and security holders may obtain a free copy of the registration statement and the proxy statement/prospectus when they are available and other documents containing information about Petrosearch  and Double Eagle, without charge, at the SEC’s web site at www.sec.gov, www.petrosearch.com for Petrosearch’s web site and www.dble.us for Double Eagle’s web site. Copies of the registration statement and the proxy statement/prospectus and the SEC filings that will be incorporated by reference therein also may be obtained for free by directing a request to either Petrosearch Energy Corporation, 675 Bering Drive, Suite 200, Houston, Texas 77057, attention David Collins; telephone: (713) 961-9337 ext. 45 or to Investor Relations, Double Eagle Petroleum Co., (303) 894-7445, attention John Campbell.

Item 7.01.              Regulation FD Disclosure.

On March 31, 2009, the Company issued a press release entitled “Petrosearch Energy to Combine with Double Eagle Petroleum”. The press release is attached as Exhibit 99.1 hereto.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Forward-Looking Statements

The statements made herein that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include, but are not limited to, statements regarding the Merger and the Agreement (including the benefits, results, effects and timing thereof), the combined company and attributes thereof, whether and when the transactions contemplated by the Agreement will be consummated, the location of headquarters and other offices, whether and when the proxy statement/prospectus will be filed, the officers of Petrosearch, and approval by the stockholders of Petrosearch. Such statements are subject to numerous risks, uncertainties and assumptions, including but not limited to, actions by regulatory authorities or other third parties, costs and difficulties related to integration of acquired businesses, delays, costs and difficulties related to the transactions, market conditions, the combined companies’ financial results and performance, satisfaction of closing conditions, uncertainties relating to the level of activity in oil and gas exploration and development, exploration success by producers, oil and gas prices, rig demand and capacity, drilling industry market conditions, possible delays or cancellation of drilling contracts, work stoppages, operational or other downtime, ability to enter into and the terms of future contracts, the availability of qualified personnel, labor relations, future financial results, operating hazards, political and other uncertainties inherent in oil and gas operations, war, terrorism, natural disaster and cancellation or unavailability of insurance coverage, the impact of governmental laws and regulations, the adequacy of sources of liquidity, the effect of litigation and contingencies and other factors discussed in Petrosearch’s Annual Report on Form 10-K for the year ended December 31, 2008, and those set forth from time to time inPetrosearch’s filings with the SEC, which are available free of charge on the SEC’s website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and Petrosearch undertakes no obligation to publicly update or revise any forward-looking statements.

Item 9.01               Financial Statements and Exhibits.

(d)    Exhibits

ExhibitNo.	Title

2.1	Agreement and Plan of Merger, dated March 30, 2009, by and among Double Eagle Petroleum Co., DBLE Acquisition Corporation, and Petrosearch Energy Corporation

2.2           Form of Voting Agreement

99.1         Press Release, dated March 31, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PETROSEARCH ENERGY CORPORATION

Date: March 31, 2009	By:	/s/David Collins
	Name:	David Collins
	Title:	Chief Financial Officer

EXHIBIT INDEX

ExhibitNo.	Title

2.1	Agreement and Plan of Merger, dated March 30, 2009, by and among Double Eagle Petroleum Co., DBLE Acquisition Corporation, and Petrosearch Energy Corporation

2.2	Form of Voting Agreement

99.1	Press Release, dated March 31, 2009